UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 2, 2026

ALTIMMUNE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32587	20-2726770
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

910 Clopper Road, Suite 201S Gaithersburg, Maryland		20878
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number including area code: (240) 654-1450

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	ALT	The NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

Altimmune, Inc. (the "Company") has established Thursday, April 16, 2026 as the date of the Company's 2026 Annual Meeting of Stockholders (the "2026 Annual Meeting") to align with the standard second quarter annual meeting calendar for companies operating on a 12/31 fiscal year-end. The record date for the determination of stockholders of the Company entitled to receive notice of and to vote at the 2026 Annual Meeting shall be the close of business on Friday, March 13, 2026. The exact time and location of the 2026 Annual Meeting will be specified in the Company's proxy statement for the 2026 Annual Meeting, and it is expected to be a virtual meeting consistent with prior years.

Because the date of the 2026 Annual Meeting differs by more than thirty (30) days from the anniversary date of the 2025 Annual Meeting of Stockholders (the "2025 Annual Meeting"), which was held on September 25, 2025, the Company is setting a deadline for receipt of stockholder proposals pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), that is a reasonable time before the Company expects to begin to print and send its proxy materials for the 2026 Annual Meeting. In order to be considered for inclusion in the Company's proxy statement and proxy card for the 2026 Annual Meeting, any proposal submitted by a stockholder must be delivered to, or mailed to and received by, the Company's Secretary at the Company's principal executive offices at 910 Clopper Road, Suite 201S, Gaithersburg, Maryland, 20878 on or before February 13, 2026. Such proposals must comply with the rules of the Securities and Exchange Commission (including the other requirements of Rule 14a-8), and may be omitted if not in compliance with applicable requirements.

In addition, under the Company’s bylaws, any director nominee or proposal for consideration at the 2026 Annual Meeting submitted by a stockholder other than pursuant to Rule 14a-8 will be considered timely if such proposal or director nomination is received by the Corporate Secretary of the Company at its principal executive offices no later than February 13, 2026, which is 10 days after the day on which the date of the 2026 Annual Meeting is first disclosed by the Company. Any such proposal or nomination must meet the requirements set forth in the Company’s bylaws.

Additionally, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by the Company’s bylaws and Rule 14a-19 under the Securities Exchange Act of 1934 no later than February 15, 2026.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTIMMUNE, INC.

By:	/s/ Gregory Weaver
Name: Gregory Weaver
Title: Chief Financial Officer

Dated: February 3, 2026